UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  May 30, 2007


                       THE MANAGEMENT NETWORK GROUP, INC.
               (Exact name of company as specified in its charter)


          Delaware                     0-27617                 48-1129619
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

         7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 (913) 345-9315
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 30, 2007, The Management Network Group, Inc. announced its financial results for the quarter ended March 31, 2007. The public announcement was included in a press release, the text of which is furnished as Exhibit 99.1 hereto.

     The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of TMNG under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of TMNG, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number                       Description

99.1                                 Press release dated May 30, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE MANAGEMENT NETWORK GROUP, INC.


Date:  May 30, 2007                   By:   /s/ Donald E. Klumb
                                            -----------------------------------
                                            Donald E. Klumb
                                            Vice President and Chief Financial
                                                Officer

                                  EXHIBIT INDEX


Exhibit Number                 Description

99.1                           Press release dated May 30, 2007.